UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2022
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CHARAH SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-38523	82-4228671
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12601 Plantside Drive Louisville, Kentucky		40299
(Address of principal executive offices)		(Zip Code)

(Registrant’s telephone number, including area code): (502) 245-1353
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
    ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
    ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
    ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
    ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CHRA	New York Stock Exchange
8.50% Senior Notes due 2026	CHRB	New York Stock Exchange
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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03.    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
As previously disclosed, Charah Solutions, Inc. (the “Company”) entered into the Term Loan Agreement (the “Term Loan Agreement”) by and among Gibbons Creek Environmental Redevelopment Group, LLC, a Texas limited liability company (the “Term Loan Borrower”), as borrower, the Company and Charah, LLC, a Kentucky limited liability company (“Charah, LLC”), as guarantors, and Charah Preferred Stock Aggregator, LP, a Delaware limited partnership, as lender. The Term Loan Agreement provides for a delayed-draw term loan in an aggregate principal amount of $20.0 million. Borrowings under the Term Loan Agreement accrue interest at a percentage per annum equal to 12.0%, with interest payments due on the first business day of each calendar quarter following the effective date of the Term Loan Agreement, and on the maturity date.
On September 29, 2022, the Company elected to draw down $6.0 million of the Term Loan Agreement to fund operating activities. Immediately following this drawdown, $16.0 million of aggregate loans were outstanding and $4.0 million of borrowing capacity remained available under the Term Loan Agreement, representing the Company’s total borrowing capacity under all current long-term financing arrangements.
The foregoing description of the Term Loan Agreement is qualified in its entirety by reference to the full text of such agreement which was filed as Exhibit 10.1 to the Current Report on Form 8-K filed by the Company on August 15, 2022.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARAH SOLUTIONS, INC.

Date:	October 5, 2022	By:	/s/ Scott A. Sewell
		Name:	Scott A. Sewell
		Title:	President and Chief Executive Officer